Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Terry K. Glenn, President of Merrill Lynch Pan-European Growth Fund and Merrill Lynch Master Pan-European Growth Portfolio (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: January 21, 2004

                                         /s/ Terry K. Glenn
                                         ---------------------------------------
                                         Terry K. Glenn,
                                         President of
                                         Merrill Lynch Pan-European Growth Fund
                                         and Merrill Lynch Master Pan-European
                                         Growth Portfolio

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Pan-European Growth Fund and Merrill Lynch Master Pan-European Growth Portfolio and will be retained by Merrill Lynch Pan-European Growth Fund and Merrill Lynch Master Pan-European Growth Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

        Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Pan-European Growth Fund and Merrill Lynch Master Pan-European Growth Portfolio (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: January 21, 2004

                                         /s/ Donald C. Burke
                                         ---------------------------------------
                                         Donald C. Burke,
                                         Chief Financial Officer of
                                         Merrill Lynch Pan-European Growth Fund
                                         and Merrill Lynch Master Pan-European
                                         Growth Portfolio

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Pan-European Growth Fund and Merrill Lynch Master Pan-European Growth Portfolio and will be retained by Merrill Lynch Pan-European Growth Fund and Merrill Lynch Master Pan-European Growth Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.